UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 21, 2010

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware

82-0291227

(State or other jurisdiction of incorporation)

(IRS Employer Identification No.)

101 East Lakeside Avenue

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2010, Timberline Resources Corporation (the “Company”) amended its outstanding $5,000,000 convertible note (the “Convertible Note”) with Small Mine Development, LLC (“SMD”), an Idaho limited liability company owned by Ron Guill, a director of the Company, to extend the due date of the note until April 30, 2012 (the “Loan Amendment”).

Pursuant to the terms of the Loan Amendment, the Convertible Note continues to bear interest at 10% annually, with interest payments now being due monthly payable in cash.

The other terms of the Convertible Note remain unchanged, the material terms of which are as follows.  The Convertible Note remains convertible by SMD at any time prior to payment of the Convertible Note in full, at a conversion price of $1.50 per share of common stock of the Company, and the note may be prepaid by Timberline in whole or in part at any time without premium or penalty.  SMD may still convert all or any portion of the outstanding amount under the Convertible Note into any equity security other than the Company’s shares of common stock issued by the Company at the issuance price.  If the Company defaults on the Convertible Term Note or any of the related agreements, SMD may still declare the Convertible Note immediately due and payable, and the Company must pay SMD an origination fee in the amount of $50,000.

In consideration for the Loan Amendment to the Convertible Note, the Company paid all of the interest accrued from the original date of the Convertible Note through June 30, 2010 in cash and paid SMD a loan extension fee in the amount of $50,000 (1% of the principal amount of the Convertible Note).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 23, 2010, the Company issued a press release entitled “Timberline Announces Extension of Due Date on Convertible Loan”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated June 23, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: June 23, 2010	By:	/s/ Randal Hardy
Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated June 23, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.